Eos Energy Enterprises Provides Business Update Continued progress against December 2023 Strategic Outlook, releases preliminary first quarter 2024 results, and announces first quarter financial results and conference call timing April 23, 2024 — EDISON, N.J. — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based energy storage systems, today provided an update on the goals outlined in the December 2023 Strategic Outlook and its preliminary first quarter results. Eos continues to reach milestones necessary to achieve the goals outlined in the Strategic Outlook in December 2023, particularly related to cost reduction initiatives, Project AMAZE implementation and Eos Z3TM production. “The team continues to progress towards the milestones and goals presented during our December Strategic Outlook call, and is focused on delivering customer shipments, reducing costs for both Eos and our customers, and remaining on schedule to commission our first state-of-the-art manufacturing line in Turtle Creek during Q2,” said Joe Mastrangelo, CEO of Eos. “We continued to ship additional Z3 Cubes to customer locations this quarter and our cost reduction efforts are beginning to yield better gross margins compared to prior quarter results. We are excited by these recent achievements and remain motivated by the opportunity in front of us.” Industry Recognition, Cost-Out & Performance Improvement On April 18, Sabic Specialties Business won the coveted Gold Edison Award for the high electrically conductive compounds co-developed with Eos specifically for the Z3 battery module. Inspired by Thomas Edison, the Edison AwardsTM are a globally respected leader in honoring the highest levels of new product and service development, marketing, human-centered design, and innovation. Over the past four years, Eos and SABIC worked collaboratively to develop a solution using one of SABIC’s new resin materials to replace the titanium used in prior Eos battery iterations and this patented material and innovation is one of many product cost out examples on Eos’ path to profitability. The Company outlined an 80% cost reduction target from Z3 launch to scale, and direct materials accounted for 29 percentage points of that reduction. The Company has secured 55% of the direct material cost-out target as the R&D, engineering and supply chain teams work to utilize alternative materials, increase energy density and execute on long term supplier contracts. Innovating materials and establishing a secure, U.S.-based supply chain remains a priority for lowering component costs and delivering higher performing battery modules. Eos is currently manufacturing the higher energy density, lower cost battery module that was discussed in December and the Q4 2023 earnings conference call. Z3 Production and State-of-the-Art Automated Manufacturing Line Central to Project AMAZE and discussed during the Company’s December 2023 Strategic Outlook, scaled production is the largest cost reduction opportunity. Improved overhead, fixed cost and variable labor utilization are forecasted to reduce Z3 product cost by 51% when operating the state-of-the-art manufacturing line at scale. Working with ACRO Automation, the Company successfully tested the mechanical and electrical line design and is now optimizing performance and cycle time to deliver quality Z3 battery modules. The line is

2 producing batteries in ACRO’s Wisconsin facility to be used in product testing. The companies are fine tuning software and operational sequencing to improve material flow and achieve the required cycle time for successful Factory Acceptance Testing. While preparing for the expected Q2 2024 state-of-the-art manufacturing line installation and commissioning, Eos continues to manufacture Z3 battery modules on its semi-automated line. Once integrated into the Turtle Creek facility, the annual manufacturing capacity for delivering energy storage systems is expected to be 1.25 GWh. Achieving this milestone is critical to reducing overhead and indirect labor costs in alignment with the Company’s cost-out plan. Shipped Over 110 Z3 Cubes; Discharged ~1 GWh of Cumulative Total Energy in 2024 Utilizing its semi-automated manufacturing line, Eos has manufactured and shipped over 110 Z3 cubes and nearly 75,000 battery modules to five different customers since late September 2023. More than 65% of the cubes shipped have been installed on foundations and are awaiting final customer commissioning to bring Z3 into full field operation, an important milestone in converting Eos’s $13.3 billion opportunity pipeline as of the end of the first quarter into booked orders. Commissioning represents an important stage in the project lifecycle and includes ensuring proper mechanical and electrical installation before energization, testing site controls integration, optimizing and tuning site operations to maximize customer use case performance, and customer training on Eos BESS system operation. Eos’s technology has cumulatively discharged approximately 2.6 GWh in energy, which is enough energy to light an entire NFL season’s worth of games. Most of this energy is from Gen 2.3 systems operating in the field with 1 GWh in discharged energy year to date. The Company expects this number to continue growing as customers cycle the existing Gen 2.3 energy storage systems and Z3 projects become fully operational throughout 2024. Announces Production Tax Credit Monetization On April 22, Eos closed an agreement with Banyan Software, Inc. to accelerate its 2023 production tax credit monetization. Eos received $2.3 million in cash, representing a 10% discount on the value of its credits. The Company anticipates additional future transactions to accelerate the cash benefits of the IRA production tax credits to fund operations and strengthen its balance sheet. Simultaneously, the Company continues to work towards closing and funding the conditional loan commitment with the U.S. Department of Energy Loans Program Office. Preliminary First Quarter Results & Conference Call Timing Eos expects to record revenue of approximately $6.6 million for the first quarter, as the Company completed shipments of its first Texas project owned by a large North American infrastructure fund. As the Company continues to scale Z3 production, it is currently expecting a 5-10% gross margin improvement quarter over quarter. The Company had an ending cash balance (excluding restricted cash) of approximately $31.8 million and an orders backlog of $602.7 million as of March 31, 2024. Eos will release its first quarter 2024 financial results after the U.S. market closes on May 14, 2024. A conference call to discuss its results will be held on May 15 at 8:30 a.m. Eastern Time. Registration Information A live webcast of the earnings call will be available on the “Investor Relations” page of the Company’s website at https://investors.eose.com. To access the call by phone, please register in advance using this link (registration link), and you will be provided with dial in details via email upon registration. To avoid

3 delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’s investor relations website for 12 months following the live presentation. The webcast replay will be available from 11:30 a.m. ET on May 15, 2024, and can be accessed by visiting https://investors.eose.com/events-and-presentations. About Eos Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward-Looking Statements / Disclaimer This press release includes certain statements that may constitute "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include, but are not limited to, statements that refer to our expected revenue for the first quarter 2024, expected margins for first quarter 2024, and cash balance and orders backlog as of March 31, 2024. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the preliminary financial information remains subject to changes and finalization based upon management’s ongoing review of results for the first quarter 2024 and the completion of all quarter closing procedures; changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to secure final approval of a loan from the Department of Energy or the final amount of any loan; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to secure financing to continue expansion; our customer’s ability to secure project financing; our ability to develop efficient manufacturing processes to scale on expected timelines and to forecast related costs and efficiencies accurately, and to secure labor; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; the failure to sufficiently reduce manufacturing costs, potential delays in the launch of our Eos Z3 battery; inefficient implementation of the Inflation Reduction Act of 2022; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes in federal, state, or local laws; risks associated with potential costs of regulatory compliance; risks associated with changes to U.S. trade policies; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions,

4 including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulation; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Eos’s most recent filings with the Securities and Exchange Commission, including Eos’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Eos makes with the Securities and Exchange Commission from time to time. Moreover, Eos operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Eos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.